SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 5, 1997 (April 18, 1997)
                                                  ----------------------------


                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


    California                   33-3657                  94-3199021
   (State or other            (Commission               (IRS Employer
   jurisdiction of            File Number)          Identification Number)
   incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code: (415) 343-9300
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                   This Form 8-K contains a total of 3 pages.

                              No exhibit required.


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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On April 18, 1997, Glenborough Partners, a California Limited Partnership (the Registrant), sold its Rosemead Springs property, a 129,500 square foot multi-tenant office building located in El Monte, California, to RPM Investments (the "buyer"). The buyer is not affiliated with the Registrant or the Registrant's general partners. Total consideration of $2,675,000 was paid in cash and used to paydown the Registrant's line of credit with Mid Peninsula Bank.

Item 7.       FINANCIAL STATEMENTS

(a) & (b)     FINANCIAL STATEMENTS

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by Item 7 (b)
(1) of Form 8-K. In accordance with Item 7 (a) (4) of Form 8-K, the Registrant will file such financial statements by incorporation into it's March 31, 1997 Form 10-Q to be filed no later than May 15, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        GLENBOROUGH PARTNERS,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                         By:   Glenborough Corporation,
                                               a California corporation
                                               Its Managing General Partner



Date:  May 5, 1997                       By:   /s/ Andrew Batinovich
                                               ---------------------
                                               Andrew Batinovich
                                               Chief Executive Officer
                                               and Chairman of the Board